MERRILL LYNCH
NEW YORK
MUNICIPAL
BOND FUND





FUND LOGO





Semi-Annual Report

March 31, 1998




This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.








Merrill Lynch New York
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011


Printed on post-consumer recycled paper



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended March 31, 1998, bond yields declined to recent historic lows. While the positive combination of moderate economic growth and low inflation has continued to support lower interest rates, much of the recent decline in bond yields has been driven more by the continued turmoil in Asian financial markets than by fundamental concerns. A significant "flight-to-quality" has benefited US assets, particularly longer maturity US Treasury bonds, as foreign investors have sought safe haven in the relative stability of US financial markets. Over the six months ended March 31, 1998, US Treasury bond yields declined approximately 55 basis points (0.55%) to 5.93%. Long-term municipal revenue bonds, as measured by the Bond Buyer Revenue Bond Index, declined over 15 basis points to end the March period at 5.43%. Tax-exempt bond yields have not been at these levels since the mid-1970s.

Without the ability to benefit from the tax advantage inherent in municipal bonds, foreign investors have not participated in the tax-exempt market. Consequently, municipal bond yields have not declined as dramatically as have taxable US Treasury securities. The increase in new municipal bond issuance over the past six months has also prevented the tax-exempt bond market from more closely mirroring the yield declines exhibited by its taxable counterpart. Over the last six months, more than $130 billion in new long-term municipal bonds were underwritten, an increase of over 40% compared to the same period a year earlier. As interest rates have continued to decline in recent months, new tax-exempt bond issuance has dramatically increased. Over $65 billion in long-term municipal securities were issued during the last three months, an increase of over 70% compared to the same three-month period a year earlier. During the past month, almost $30 billion in new long-term municipal securities were underwritten, representing an increase of nearly 70% compared to the March 1997 level and the largest March issuance ever.

In our opinion, the recent correction in Asian financial markets has enhanced the near-term prospects for continued low interest rates in the United States. It is likely that the recent corrections will result in slower US economic growth in the coming months. This decline in growth should be generated in part by reduced US export growth to these troubled economies. Additionally, US inflation should be positively impacted by lower import prices as Asian producers lower the cost of their goods in order to accelerate their struggling economies. More important, it is likely that, barring a dramatic and unexpected resurgence of domestic inflation, the Federal Reserve Board will be unwilling to raise interest rates until the full impact of the Asian situation can be established. It is also likely that at least some of the recent economic strength seen in the United States will be reversed in the coming months. A particularly mild winter has been partially responsible for a strong housing sector, as well as for other parts of the construction industry. This past winter's economic strength may have borrowed from future quarters' growth. This recent strong trend may not be sustainable and may lead to weaker construction growth later in the year. Additionally, strong economic growth in 1997 and the increased use of electronic tax filings has resulted in larger and earlier Federal and state income tax refunds to many individuals. These refunds appear to have supported strong consumer spending in recent months which again may be borrowing against weaker consumer spending later this year.

All these factors suggest that over the near term, interest rates, including tax-exempt bond yields, are unlikely to rise by any appreciable amount. It is probable that municipal bond yields will remain under some relative pressure because of continued strong new-issue supply. However, the recent pace of municipal bond issuance is unlikely to escalate. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates of 1998 total municipal bond issuance are presently in the $195 billion--$220 billion range. These estimates suggest that recent supply pressures are likely to abate somewhat next year, or at least exert only minimal technical pressures during 1998. Additionally, municipal bond investors received approximately $30 billion during the March quarter in coupon payments, bond maturities and proceeds from early redemptions, which should serve to intensify investor demand in the near future. With tax-exempt bond yields at already attractive yield ratios relative to US Treasury bonds (approximately 90% at the end of March) any further pressure on the municipal bond market may well represent an attractive investment opportunity.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



Portfolio Strategy
For the six months ended March 31, 1998, we strived to maintain an attractive level of tax-exempt income and, at the same time, to achieve an above-average total return. During the period, our portfolio strategy was to remain fully invested. We also took advantage of changes in the market to restructure the Fund to a more aggressive position, as well as using market rallies to sell our more aggressively structured bonds. While the overall trend in interest rates for the period was down, market volatility created a trading range. Interest rates fluctuated rapidly for the six-month period as opinions changed on inflationary trends and whether the Federal Reserve Board was going to raise interest rates. Overall, the Fund was positioned to benefit from a decline in interest rates, since we believed that inflation was not a problem. As a result of this strategy, the Fund had an above-average total return and yield relative to the industry average of similar tax-exempt funds for the six-month period ended March 31, 1998.

Looking ahead, we believe that interest rates will continue to fluctuate until a sustained slowdown in the US economy drives interest rates lower. Therefore, we will seek to take advantage of any market setbacks in an effort to enhance the Fund's total return and extend its duration.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch New York
Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years to come.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Roberto Roffo)
Roberto Roffo
Vice President and Portfolio Manager




May 5, 1998



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



PERFORMANCE DATA

About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.



Recent Performance Results*
                                                                                       Ten Years/           Standardized
                                                     12 Month         3 Month       Since Inception         30-Day Yield
                                                   Total Return     Total Return      Total Return         As of 3/31/98
ML New York Municipal Bond Fund Class A Shares        +11.62%          +1.07%           + 95.89%               4.20%
ML New York Municipal Bond Fund Class B Shares        +11.06           +0.94            +100.35                3.87
ML New York Municipal Bond Fund Class C Shares        +10.94           +0.83            + 27.73                3.77
ML New York Municipal Bond Fund Class D Shares        +11.51           +0.95            + 29.88                4.11

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's ten-year/inception dates are: Class A Shares, 10/25/88; Class B Shares, ten years ended 3/31/98; and Class C and Class D Shares, 10/21/94.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 3/31/98                        +11.62%         +7.15%
Five Years Ended 3/31/98                  + 5.60          +4.74
Inception (10/25/88)
through 3/31/98                           + 7.39          +6.93

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class B Shares*

Year Ended 3/31/98                        +11.06%         +7.06%
Five Years Ended 3/31/98                  + 5.07          +5.07
Ten Years Ended 3/31/98                   + 7.20          +7.20

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.


                                        % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 3/31/98                        +10.94%         +9.94%
Inception (10/21/94)
through 3/31/98                           + 7.37          +7.37

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.


                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 3/31/98                        +11.51%         +7.05%
Inception (10/21/94)
through 3/31/98                           + 7.89          +6.62

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch New York Municipal Bond
Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT      Alternative Minimum Tax (subject to)
COP      Certificates of Participation
GO       General Obligation Bonds
IDA      Industrial Development Authority
IDR      Industrial Development Revenue Bonds
PCR      Pollution Control Revenue Bonds
RAN      Revenue Anticipation Notes
RITR     Residual Interest Trust Receipts
UT       Unlimited Tax
VRDN     Variable Rate Demand Notes



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



SCHEDULE OF INVESTMENTS                                                                                    (in Thousands)
S&P       Moody's    Face                                                                                         Value
Ratings   Ratings   Amount                            Issue                                                     (Note 1a)
New York--99.0%

AAA       Aaa     $ 4,205     Albany County, New York, Airport Authority, Airport Revenue Bonds, RITR, AMT,
                              Series RI-97-7, 7.77% due 12/15/2023 (g)(h)                                       $  4,909

A         A2       10,000     Battery Park City Authority, New York, Revenue Refunding Bonds,
                              Junior--Series A, 5.80% due 11/01/2022                                              10,512

AAA       Aaa       1,300     Buffalo, New York, Sewer Authority Revenue Bonds, Series F, 6% due 7/01/2013 (b)     1,461

AA+       Aa1       5,700     Hornell, New York, IDA, IDR (Crowley Foods, Inc.), 7.75% due 12/01/2016              6,091

                              Metropolitan Transportation Authority, New York, Commuter Facilities Revenue
                              Bonds, RITR (h):
AAA       Aaa       5,235       Series 9, 8.07% due 7/01/2026                                                      6,249
AAA       Aaa       3,000       Series 20, 8.37% due 7/01/2017 (c)                                                 3,611

                              Metropolitan Transportation Authority, New York, Transportation Facilities
                              Revenue Refunding Bonds, Series A (c):
AAA       Aaa       1,000       4.75% due 7/01/2021                                                                  940
AAA       Aaa       7,500       4.75% due 7/01/2024                                                                7,019

AAA       Aaa       2,950     Monroe County, New York, Airport Authority Revenue Bonds (Greater Rochester
                              International Airport), AMT, 7.25% due 1/01/2009 (c)                                 3,149

BBB+      Baa2      9,030     Monroe County, New York, COP, 8.05% due 1/01/2011                                    9,610

A1        NR*       2,800     New York City, New York, City Housing Development Corporation, Residential
                              Mortgage Revenue Bonds (East 17th Street), VRDN, Series A, 3.70% due
                              1/01/2023 (a)                                                                        2,800

                              New York City, New York, IDA, Civic Facilities Revenue Bonds:
A1+       NR*         900       (National Audobon Society), VRDN, 3.65% due 12/01/2014 (a)                           900
NR*       NR*       2,000       (New York Blood Center Inc. Project), 7.20% due 5/01/2004 (d)                      2,298
NR*       NR*       6,895       (New York Blood Center Inc. Project), 7.25% due 5/01/2004 (d)                      7,941
AAA       Aaa       4,690       (USTA National Tennis Center Project), 6.60% due 11/15/2011 (g)                    5,310

                              New York City, New York, IDA, Special Facilities Revenue Bonds, AMT:
BBB-      Baa2      2,030       (1990 AMR/American Airlines Inc. Project), 7.75% due 7/01/2019                     2,124
BB        Ba2       5,300       (Northwest Airlines Inc.), 6% due 6/01/2027                                        5,555
A         A         5,000       RITR, Series RI-5, 7.645% due 1/01/2024 (h)                                        5,663

                              New York City, New York, Municipal Water Finance Authority, Water and
                              Sewer System Revenue Bonds:
A-        A2        6,960       RITR, Series 21, 7.17% due 6/15/2029 (h)                                           7,630
A1        VMIG1++  14,600       RITR, Series RI-2, 7.575% due 6/15/2025 (h)                                       17,940
A1+       VMIG1++   3,000       VRDN, Series C, 3.70% due 6/15/2023 (a)(b)                                         3,000



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



SCHEDULE OF INVESTMENTS (continued)                                                                        (in Thousands)
S&P       Moody's    Face                                                                                         Value
Ratings   Ratings   Amount                            Issue                                                     (Note 1a)
New York (continued)

SP1+      MIG1++  $   600     New York City, New York, RAN, UT, Series A, 4.50% due 6/30/1998                   $    601

BBB+      A3       28,250     New York City, New York, Refunding, UT, Series F, 5% due 8/01/2023                  26,998

                              New York City, New York, Transitional Finance Authority, Future Tax Revenue
                              Bonds, Second Series B:
AA        Aa3      13,000       4.75% due 11/15/2023                                                              12,141
AA        Aa3      14,000       4.50% due 11/15/2027                                                              12,488

                              New York State Dormitory Authority Revenue Bonds:
AAA       Aaa       6,500       (Consolidated City University System), Series A, 5.625% due 7/01/2016 (g)          7,039
A1+       VMIG1++   1,500       (Cornell University), VRDN, Series B, 3.65% due 7/01/2025 (a)                      1,500
AAA       Aaa       5,000       (Mental Health Services Facilities), Series B, 5% due 2/15/2028 (g)                4,812
AAA       Aaa      30,000       (New York University), Series A, 5.75% due 7/01/2027 (c)                          33,337
AAA       Aaa      10,000       Refunding (New York and Presbyterian Hospitals), 4.75% due 8/01/2027 (e)           9,312
AAA       Aaa      67,000       Refunding, Series A, 5.50% due 8/15/2036 (e)                                       8,794
A-        A3        9,000       Refunding (State University Educational Facilities), Series B, 7%
                                due 5/15/2016                                                                      9,623
AA        Aa        5,150       Refunding (Vassar College), 5% due 7/01/2025                                       5,008
AAA       Aaa       7,000       (Sloan Kettering Memorial Cancer Center), 5.50% due 7/01/2023 (c)                  7,425
AAA       Aaa       3,500       (State University Educational Facilities), Series A, 5.50% due 5/15/2019 (g)       3,722

                              New York State Energy Research and Development Authority, Facilities
                              Revenue Bonds:
AAA       Aaa       7,820       (Consolidated Edison Company Inc.), AMT, Series A, 6.75% due 1/15/2027 (c)         8,317
AAA       Aaa       3,200       RITR, Series 19, 8.07% due 8/15/2020 (h)                                           3,752

AAA       Aaa       4,455     New York State Energy Research and Development Authority, Gas Facilities
                              Revenue Bonds, RITR, Series 9, 6.87% due 1/01/2021 (c)(h)                            4,717

NR*       NR*         500     New York State Energy Research and Development Authority, PCR (Niagara Mohawk
                              Corporation Project), VRDN, Series A, 3.65% due 3/01/2027 (a)                          500

                              New York State Environmental Facilities Corporation, PCR (State Water
                              Revolving Fund), Series E:
A+        Aa2       2,545       6.875% due 6/15/2004 (d)                                                           2,931
A+        Aa2       1,705       6.875% due 6/15/2014                                                               1,932

A         A2        5,585     New York State, GO, 5% due 10/15/2027                                                5,425

                              New York State Local Government Assistance Corporation, Refunding (c):
AAA       Aaa       3,965       Series B, 4.875% due 4/01/2020                                                     3,802
AAA       Aaa      10,000       Series E, 5% due 4/01/2021                                                        10,000

                              New York State Medical Care Facilities Finance Agency Revenue Bonds
                              (Mental Health Services Facilities):
A-        A3          825       Series B, 7.625% due 8/15/2001 (d)                                                   929
A-        A3          365       Series B, 7.625% due 8/15/2017                                                       408
AAA       Aaa         695       Series C, 7.30% due 8/15/2001 (d)                                                    776
A-        A3          375       Series C, 7.30% due 2/15/2021                                                        415
A-        A3        1,405       Series D, 7.40% due 2/15/2018                                                      1,574

NR*       Aaa       3,000     New York State Mortgage Agency Revenue Bonds, RITR, AMT, Series 24,
                              7.32% due 10/01/2028 (h)                                                             3,165



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                        (in Thousands)
S&P       Moody's    Face                                                                                         Value
Ratings   Ratings   Amount                            Issue                                                     (Note 1a)
New York (concluded)

NR*       Aa2     $17,705     New York State Power Authority, Revenue and General Purpose Bonds,
                              Series Y, 6.75% due 1/01/2018                                                     $ 19,060

BBB+      Baa1      7,840     New York State Thruway Authority, Service Contract, Local Highway and
                              Bridge Revenue Refunding Bonds, 5% due 4/01/2017                                     7,533

                              New York State Urban Development Corporation Revenue Bonds:
BBB+      Baa1      6,000       (Correctional Facilities--Service Contract), Series A, 5% due 1/01/2028            5,697
BBB+      Baa1      1,685       Refunding (Clarkson Center Advanced Materials), 5.50% due 1/01/2020                1,753
AAA       Aaa       8,470       Refunding (Correctional Facilities), Series A, 5.50% due 1/01/2014 (e)             9,013
BBB+      Baa1      9,475       Refunding (State Facilities), 5.70% due 4/01/2020                                 10,066
BBB+      Baa1      3,500       Refunding (University Facility Grant), 5.50% due 1/01/2019                         3,637

AAA       Aaa       1,000     North Country, New York, Development Authority, Solid Waste Management System
                              Revenue Refunding Bonds, 6% due 5/15/2015 (g)                                        1,115

                              Port Authority of New York and New Jersey, Consolidated Bonds:
AA-       A1        7,995       76th Series, AMT, 6.50% due 11/01/2026                                             8,592
AA-       A1        9,000       111th Series, 5% due 10/01/2027                                                    8,743
AA-       A1        6,000       111th Series, 5% due 10/01/2032                                                    5,799

AAA       Aaa       4,000     Port Authority of New York and New Jersey, RITR, AMT, Series FR-108, 7.485% due
                              1/15/2017 (g)(h)                                                                     4,540

                              Port Authority of New York and New Jersey, Special Obligation Revenue Bonds
                              (Versatile Structure Obligation), VRDN (a):
A1+       VMIG1++   2,700       Series 3, 3.65% due 6/01/2020                                                      2,700
A1+       VMIG1++   3,500       Series 5, 3.65% due 8/01/2024                                                      3,500

                              Suffolk County, New York, Public Improvement, Refunding, UT, Series D (b):
AAA       Aaa       1,055       4.75% due 11/01/2019                                                                 991
AAA       Aaa         915       4.75% due 11/01/2020                                                                 858

                              Triborough Bridge and Tunnel Authority, New York, General Purpose Revenue Bonds:
A+        Aa3       4,000       Refunding, Series Y, 6.125% due 1/01/2021                                          4,583
AAA       Aaa       6,000       Refunding, Series Y, 6.125% due 1/01/2021 (f)                                      6,946
A+        Aa3       5,000       Series X, 6.50% due 1/01/2019                                                      5,432

Total Investments (Cost--$396,082)--99.0%                                                                        416,713

Other Assets Less Liabilities--1.0%                                                                                4,067
                                                                                                                --------
Net Assets--100.0%                                                                                              $420,780
                                                                                                                ========


(a)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1998.
(b)FGIC Insured.
(c)MBIA Insured.
(d)Prerefunded.

   See Notes to Financial Statements.

(e)AMBAC Insured.
(f)CAPMAC Insured.
(g)FSA Insured.
(h)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at March 31, 1998.
  *Not Rated.
 ++Highest short-term rating by Moody's Investors Service, Inc.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of March 31, 1998
Assets:             Investments, at value (identified cost--$396,081,717) (Note 1a)                         $416,713,396
                    Cash                                                                                          96,641
                    Receivables:
                      Securities sold                                                      $ 39,454,173
                      Interest                                                                6,357,952
                      Beneficial interest sold                                                  163,546       45,975,671
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                          96,889
                                                                                                            ------------
                    Total assets                                                                             462,882,597
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                   40,653,025
                      Beneficial interest redeemed                                              584,819
                      Dividends to shareholders (Note 1f)                                       420,047
                      Investment adviser (Note 2)                                               193,316
                      Distributor (Note 2)                                                      119,731       41,970,938
                                                                                           ------------
                    Accrued expenses and other liabilities                                                       132,145
                                                                                                            ------------
                    Total liabilities                                                                         42,103,083
                                                                                                            ------------

Net Assets:         Net assets                                                                              $420,779,514
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value, unlimited
Consist of:         number of shares authorized                                                             $    150,721
                    Class B Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                2,177,896
                    Class C Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                   48,920
                    Class D Shares of beneficial interest, $.10 par value, unlimited
                    number of shares authorized                                                                1,228,647
                    Paid-in capital in excess of par                                                         395,767,187
                    Undistributed realized capital gains on investments--net (Note 5)                            774,464
                    Unrealized appreciation on investments--net                                               20,631,679
                                                                                                            ------------
                    Net assets                                                                              $420,779,514
                                                                                                            ============

Net Asset           Class A--Based on net assets of $17,586,822 and 1,507,212 shares
Value:              of beneficial interest outstanding                                                      $      11.67
                                                                                                            ============
                    Class B--Based on net assets of $254,174,514 and 21,778,960 shares
                    of beneficial interest outstanding                                                      $      11.67
                                                                                                            ============
                    Class C--Based on net assets of $5,710,741 and 489,203 shares
                    of beneficial interest outstanding                                                      $      11.67
                                                                                                            ============
                    Class D--Based on net assets of $143,307,437 and 12,286,467 shares
                    of beneficial interest outstanding                                                      $      11.66
                                                                                                            ============
                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION (continued)


Statement of Operations
                                                                                                For the Six Months Ended
                                                                                                          March 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $ 12,657,803
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $  1,205,689
                    Account maintenance and distribution fees--Class B (Note 2)                 668,540
                    Transfer agent fees--Class B (Note 2)                                        73,994
                    Account maintenance fees--Class D (Note 2)                                   71,689
                    Accounting services (Note 2)                                                 42,545
                    Transfer agent fees--Class D (Note 2)                                        33,320
                    Professional fees                                                            30,495
                    Registration fees (Note 1e)                                                  29,969
                    Printing and shareholder reports                                             22,111
                    Account maintenance and distribution fees--Class C (Note 2)                  16,591
                    Custodian fees                                                               13,923
                    Trustees' fees and expenses                                                  12,776
                    Transfer agent fees--Class A (Note 2)                                         5,136
                    Pricing fees                                                                  4,916
                    Transfer agent fees--Class C (Note 2)                                         1,555
                    Other                                                                         5,956
                                                                                           ------------
                    Total expenses                                                                             2,239,205
                                                                                                            ------------
                    Investment income--net                                                                    10,418,598
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                         12,746,180
Unrealized          Change in unrealized appreciation on investments--net                                     (4,722,003)
Gain (Loss) on                                                                                              ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $ 18,442,775
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                            For the Six       For the
                                                                                           Months Ended     Year Ended
                                                                                             March 31,      September 30,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $ 10,418,598     $ 24,134,085
                    Realized gain on investments--net                                        12,746,180       10,472,445
                    Change in unrealized appreciation on investments--net                    (4,722,003)       4,297,287
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                     18,442,775       38,903,817
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (564,406)      (1,209,169)
Shareholders          Class B                                                                (6,144,650)     (16,235,504)
(Note 1f):            Class C                                                                  (124,165)        (207,495)
                      Class D                                                                (3,585,377)      (6,481,917)
                    Realized gain on investments--net:
                      Class A                                                                        --           (8,764)
                      Class B                                                                        --         (155,517)
                      Class C                                                                        --           (1,632)
                      Class D                                                                        --          (46,847)
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                           (10,418,598)     (24,346,845)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial
Interest            interest transactions                                                   (33,844,180)     (91,594,619)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                            (25,820,003)     (77,037,647)
                    Beginning of period                                                     446,599,517      523,637,164
                                                                                           ------------     ------------
                    End of period                                                          $420,779,514     $446,599,517
                                                                                           ============     ============

                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION (continued)


Financial Highlights
                                                                                          Class A
                                                                      For the
                                                                       Six
The following per share data and ratios have been derived             Months
from information provided in the financial statements.                Ended
                                                                     March 31,    For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                                1998        1997      1996      1995       1994
Per Share           Net asset value, beginning of period             $   11.46  $   11.12 $   11.04 $   10.88  $   12.46
Operating                                                            ---------  --------- --------- ---------  ---------
Performance:        Investment income--net                                 .30        .60       .59       .61        .64
                    Realized and unrealized gain (loss) on
                    investments--net                                       .21        .34       .08       .16      (1.25)
                                                                     ---------  --------- --------- ---------  ---------
                    Total from investment operations                       .51        .94       .67       .77       (.61)
                                                                     ---------  --------- --------- ---------  ---------
                    Less dividends and distributions:
                      Investment income--net                              (.30)      (.60)     (.59)     (.61)      (.64)
                      Realized gain on investments--net                     --         --++      --        --       (.11)
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.22)
                                                                     ---------  --------- --------- ---------  ---------
                    Total dividends and distributions                     (.30)      (.60)     (.59)     (.61)      (.97)
                                                                     ---------  --------- --------- ---------  ---------
                    Net asset value, end of period                   $   11.67  $   11.46 $   11.12 $   11.04  $   10.88
                                                                     =========  ========= ========= =========  =========

Total Investment    Based on net asset value per share                   4.45%+++   8.69%     6.19%     7.37%     (5.17%)
Return:**                                                            =========  ========= ========= =========  =========

Ratios to Average   Expenses                                              .67%*      .65%      .66%      .67%       .63%
Net Assets:                                                          =========  ========= ========= =========  =========
                    Investment income--net                               5.11%*     5.30%     5.31%     5.67%      5.52%
                                                                     =========  ========= ========= =========  =========

Supplemental        Net assets, end of period
Data:               (in thousands)                                   $  17,587  $  22,301 $  21,762 $  23,304  $  28,301
                                                                     =========  ========= ========= =========  =========
                    Portfolio turnover                                  76.31%     97.22%   114.78%   181.21%    107.96%
                                                                     =========  ========= ========= =========  =========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                           Class B
                                                                      For the
                                                                        Six
The following per share data and ratios have been derived              Months
from information provided in the financial statements.                 Ended
                                                                      March 31,    For the Year Ended September 30,
Increase (Decrease) in Net Asset Value:                                 1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of period              $  11.46   $  11.12  $  11.04  $  10.88   $  12.46
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .27        .54       .54       .56        .58
                    Realized and unrealized gain (loss) on
                    investments--net                                       .21        .34       .08       .16      (1.25)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .48        .88       .62       .72       (.67)
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.27)      (.54)     (.54)     (.56)      (.58)
                      Realized gain on investments--net                     --         --++      --        --       (.11)
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.22)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.27)      (.54)     (.54)     (.56)      (.91)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of period                    $  11.67   $  11.46  $  11.12  $  11.04   $  10.88
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   4.18%+++   8.14%     5.66%     6.82%     (5.66%)
Return:**                                                             ========   ========  ========  ========   ========

Ratios to Average   Expenses                                             1.18%*     1.16%     1.16%     1.18%      1.14%
Net Assets:                                                           ========   ========  ========  ========   ========
                    Investment income--net                               4.60%*     4.79%     4.80%     5.16%      5.02%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of period
Data:               (in thousands)                                    $254,175   $279,754  $403,403  $564,963   $645,341
                                                                      ========   ========  ========  ========   ========
                    Portfolio turnover                                  76.31%     97.22%   114.78%   181.21%    107.96%
                                                                      ========   ========  ========  ========   ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads.
                 +++Aggregate total investment return.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                            Class C
                                                                        For the                                For the
                                                                         Six                                   Period
The following per share data and ratios have been derived               Months                                Oct. 21,
from information provided in the financial statements.                   Ended         For the Year Ended     1994++ to
                                                                       March 31,         September 30,        Sept. 30,
Increase (Decrease) in Net Asset Value:                                  1998          1997         1996          1995
Per Share           Net asset value, beginning of period               $  11.47      $  11.12     $  11.04      $  10.76
Operating                                                              --------      --------     --------      --------
Performance:        Investment income--net                                  .26           .53          .52           .51
                    Realized and unrealized gain on investments--net        .20           .35          .08           .28
                                                                       --------      --------     --------      --------
                    Total from investment operations                        .46           .88          .60           .79
                                                                       --------      --------     --------      --------
                    Less dividends and distributions:
                      Investment income--net                               (.26)         (.53)        (.52)         (.51)
                      Realized gain on investments--net                      --            --++++       --            --
                                                                       --------      --------     --------      --------
                    Total dividends and distributions                      (.26)         (.53)        (.52)         (.51)
                                                                       --------      --------     --------      --------
                    Net asset value, end of period                     $  11.67      $  11.47     $  11.12      $  11.04
                                                                       ========      ========     ========      ========

Total Investment    Based on net asset value per share                    4.04%+++      8.13%        5.55%         7.57%+++
Return:**                                                              ========      ========     ========      ========

Ratios to Average   Expenses                                              1.28%*        1.26%        1.27%         1.27%*
Net Assets:                                                            ========      ========     ========      ========
                    Investment income--net                                4.49%*        4.69%        4.70%         4.91%*
                                                                       ========      ========     ========      ========

Supplemental        Net assets, end of period (in thousands)           $  5,711      $  5,034     $  4,175      $  3,556
Data:                                                                  ========      ========     ========      ========
                    Portfolio turnover                                   76.31%        97.22%      114.78%       181.21%
                                                                       ========      ========     ========      ========


                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



FINANCIAL INFORMATION (concluded)


Financial Highlights (concluded)
                                                                                          Class D
                                                                        For the                                 For the
                                                                          Six                                   Period
The following per share data and ratios have been derived               Months                                  Oct. 21,
from information provided in the financial statements.                   Ended         For the Year Ended      1994++ to
                                                                       March 31,         September 30,          Sept. 30,
Increase (Decrease) in Net Asset Value:                                  1998          1997         1996          1995
Per Share           Net asset value, beginning of period               $  11.46      $  11.11     $  11.03      $  10.76
Operating                                                              --------      --------     --------      --------
Performance:        Investment income--net                                  .29           .58          .58           .56
                    Realized and unrealized gain on investments--net        .20           .35          .08           .27
                                                                       --------      --------     --------      --------
                    Total from investment operations                        .49           .93          .66           .83
                                                                       --------      --------     --------      --------
                    Less dividends and distributions:
                      Investment income--net                               (.29)         (.58)        (.58)         (.56)
                      Realized gain on investments--net                      --            --++++       --            --
                                                                       --------      --------     --------      --------
                    Total dividends and distributions                      (.29)         (.58)        (.58)         (.56)
                                                                       --------      --------     --------      --------
                    Net asset value, end of period                     $  11.66      $  11.46     $  11.11      $  11.03
                                                                       ========      ========     ========      ========

Total Investment    Based on net asset value per share                    4.30%+++      8.68%        6.09%         7.99%+++
Return:**                                                              ========      ========     ========      ========

Ratios to Average   Expenses                                               .77%*         .75%         .76%          .76%*
Net Assets:                                                            ========      ========     ========      ========
                    Investment income--net                                5.00%*        5.20%        5.21%         5.46%*
                                                                       ========      ========     ========      ========

Supplemental        Net assets, end of period (in thousands)           $143,307      $139,511     $ 94,297      $  2,572
Data:                                                                  ========      ========     ========      ========
                    Portfolio turnover                                   76.31%        97.22%      114.78%       181.21%
                                                                       ========      ========     ========      ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



NOTES TO FINANCIAL STATEMENTS


1. Significant Accounting Policies:
Merrill Lynch New York Municipal Bond Fund (the "Fund") is part of the Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. These unaudited financial statements reflect all adjustments which are, in the opinion of management, necessary to a fair statement of the results for the interim period presented. All such adjustments are of a normal recurring nature. The Fund offers four classes of shares under the Merrill Lynch Select Pricing SM System. Class A and Class D Shares are sold with a front-end sales charge. Class B and Class C Shares may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price or yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



NOTES TO FINANCIAL STATEMENTS (continued)


(e) Prepaid registration fees--Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.


2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution
Agreement and Distribution Plans with Merrill Lynch Funds
Distributor, Inc. ("MLFD" or "Distributor"), a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor an ongoing account maintenance fee and a distribution fee. These fees are accrued daily and paid monthly, at the annual rates based upon the average daily net assets of the shares as follows:



                                         Account      Distribution
                                     Maintenance Fee       Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --



Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner, and Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the six months ended March 31, 1998, MLFD earned underwriting discounts and direct commissions and MLPF&S earned dealer concessions on the sales of the Fund's Class A and Class D Shares as follows:



                                         MLFD         MLPF&S

Class A                                  $199         $1,816
Class D                                  $413         $5,177



For the six months ended March 31, 1998, MLPF&S received contingent deferred sales charges of $162,207 and $130 relating to transactions in Class B and Class C Shares, respectively.

Merrill Lynch Financial Data Services, Inc. ("MLFDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, MLFDS, MLFD, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the six months ended March 31, 1998 were $321,839,111 and $372,808,717, respectively.

Net realized gains for the six months ended March 31, 1998 and net unrealized gains as of March 31, 1998 were as follows:


Merrill Lynch New York Municipal Bond Fund
March 31, 1998


NOTES TO FINANCIAL STATEMENTS (continued)


                                    Realized      Unrealized
                                      Gains         Gains

Long-term investments             $12,746,180    $20,631,679
                                  -----------    -----------
Total                             $12,746,180    $20,631,679
                                  ===========    ===========


As of March 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $20,631,679, of which $21,351,565 related to appreciated securities and $719,886 related to depreciated securities. The aggregate cost of investments at March 31, 1998 for Federal income tax purposes was $396,081,717.


4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $33,844,180 and $91,594,619 for the six months ended March 31, 1998 and for the year ended September 30, 1997, respectively.

Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the
Six Months Ended                                    Dollar
March 31, 1998                        Shares        Amount

Shares sold                           162,691  $   1,894,665
Shares issued to share-
holders in reinvestment
of dividends                           31,792        370,193
                                -------------  -------------
Total issued                          194,483      2,264,858
Shares redeemed                      (632,969)    (7,380,404)
                                -------------  -------------
Net decrease                         (438,486) $  (5,115,546)
                                =============  =============



Class A Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                           723,895  $   8,125,178
Shares issued to share-
holders in reinvestment of
dividends and distributions            69,712        784,169
                                -------------  -------------
Total issued                          793,607      8,909,347
Shares redeemed                      (805,206)    (9,082,759)
                                -------------  -------------
Net decrease                          (11,599) $    (173,412)
                                =============  =============



Class B Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                           768,780  $   8,975,525
Shares issued to share-
holders in reinvestment
of dividends                          266,575      3,104,182
                                -------------  -------------
Total issued                        1,035,355     12,079,707
Automatic conversion of
shares                               (814,091)    (9,484,019)
Shares redeemed                    (2,847,460)   (33,135,931)
                                -------------  -------------
Net decrease                       (2,626,196) $ (30,540,243)
                                =============  =============



Class B Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                         2,299,603  $  25,854,529
Shares issued to share-
holders in reinvestment of
dividends and distributions           716,880      8,060,157
                                -------------  -------------
Total issued                        3,016,483     33,914,686
Automatic conversion of
shares                             (5,665,372)   (63,552,853)
Shares redeemed                    (9,222,928)  (103,822,066)
                                -------------  -------------
Net decrease                      (11,871,817) $(133,460,233)
                                =============  =============



Class C Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                           118,088  $   1,375,192
Shares issued to share-
holders in reinvestment
of dividends                            8,942        104,206
                                -------------  -------------
Total issued                          127,030      1,479,398
Shares redeemed                       (76,921)      (895,223)
                                -------------  -------------
Net increase                           50,109  $     584,175
                                =============  =============



Class C Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                           273,731  $   3,075,432
Shares issued to share-
holders in reinvestment of
dividends and distributions            15,508        174,536
                                -------------  -------------
Total issued                          289,239      3,249,968
Shares redeemed                      (225,581)    (2,531,885)
                                -------------  -------------
Net increase                           63,658  $     718,083
                                =============  =============



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)


Class D Shares for the Six Months                   Dollar
Ended March 31, 1998                  Shares        Amount

Shares sold                         1,775,724  $  20,809,716
Automatic conversion of
shares                                814,296      9,484,019
Shares issued to share-
holders in reinvestment
of dividends                          127,444      1,483,655
                                -------------  -------------
Total issued                        2,717,464     31,777,390
Shares redeemed                    (2,609,106)   (30,549,956)
                                -------------  -------------
Net increase                          108,358  $   1,227,434
                                =============  =============



Class D Shares for the Year                         Dollar
Ended September 30, 1997              Shares        Amount

Shares sold                           156,140  $   1,754,784
Automatic conversion of
shares                              5,668,755     63,552,853
Shares issued to share-
holders in reinvestment of
dividends and distributions           235,665      2,650,220
                                -------------  -------------
Total issued                        6,060,560     67,957,857
Shares redeemed                    (2,367,253)   (26,636,914)
                                -------------  -------------
Net increase                        3,693,307  $  41,320,943
                                =============  =============


5. Capital Loss Carryforward:
At September 30, 1997, the Fund had a net capital loss carryforward of approximately $7,502,000, all of which expires in 2003. This amount will be available to offset like amounts of any future taxable gains.



Merrill Lynch New York Municipal Bond Fund
March 31, 1998



OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Kenneth A. Jacob, Vice President
Roberto Roffo, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank & Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Merrill Lynch Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863